EXECUTION VERSION

CONSENT AND AGREEMENT

     THIS CONSENT AND AGREEMENT (this “Agreement”), dated as of November 20, 2007, by and among Robert J. Higgins (“RJH”), Riley Investment Management LLC (“Riley”) and Trans World Entertainment Corporation (“Company”).

R E C I T A L S:

      WHEREAS, as of the date hereof, RJH beneficially owns approximately 40% of the shares of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”), excluding options issued by the Company to RJH in his capacity as an officer or director of the Company;

     WHEREAS, on November 9, 2007, Riley filed a Schedule 13D with the Securities and Exchange Commission, which Schedule 13D the Company is relying upon as a currently accurate portrayal, subject to the qualifications and statements set forth therein, of the beneficial ownership of Common Stock by Riley and his related persons and entities;

      WHEREAS, RJH has submitted a proposal letter dated November 7, 2007 in which he has proposed a transaction under which the Company would be acquired by an acquisition vehicle that would be both (i) formed by RJH and/or one or more potential co-investors of RJH, including one or more shareholders of the Company and (ii) would be controlled and/or beneficially owned by RJH (such acquisition vehicle, the “Acquiror”);

      WHEREAS, Section 912 of the New York Business Corporation Law (“Section 912”) contains restrictions on any business combination (as such term is defined therein, hereinafter referenced as a “Business Combination”) with any interested shareholder (as such term is defined therein, hereinafter referenced as an “Interested Shareholder”);

      WHEREAS, based upon information provided by RJH and the Company, RJH is not subject to the restrictions on Business Combinations applicable to Interested Shareholders under Section 912;

      WHEREAS, in the event that RJH enters into an agreement, arrangement or understanding (whether or not in writing) with any other person or entity that RJH deems appropriate (any such person or entity, a “Subject Person”) for the purpose of acquiring, holding, voting or disposing of, or acting in concert with respect to, securities of the Company (any such agreement, arrangement or understanding, a “Subject Arrangement”), the securities of the Company that are beneficially owned by RJH or any other Subject Person party to such Subject Arrangement might be deemed to be beneficially owned by such Subject Person and such Subject Person might be deemed to be an Interested Shareholder under Section 912 or an “Acquiring Person” under the Rights Plan (as defined below);

     WHEREAS, RJH has requested that, prior to proceeding further with Riley or with any other potential co-investor with respect to a transaction to acquire the Company, (i) the Board approve any and all Subject Persons’ becoming Interested Shareholders and (ii) clarify the application of the Rights Agreement, dated as of August 11, 2000 (as amended and in effect as of the date hereof, the “Rights Plan”), between the Company and ChaseMellon Shareholder Services, L.L.C. in connection with any transaction to acquire the Company proposed or consummated by or with one or more Subject Persons and RJH; and

     WHEREAS, by resolutions (the “Special Committee Resolutions”) adopted on November 19, 2007 by a Special Committee (the “Special Committee”) of the Board of Directors of the Company (the “Board”) pursuant to authority delegated by the Board in resolutions (the “Board Resolutions” and, together with the Special Committee Resolutions, the “Resolutions”) adopted by the Board on May 14, 2007, the Special Committee has approved the Subject Persons as Interested Shareholders only to the extent that such Subject Persons would be deemed Interested Shareholders solely as a result of any Subject Arrangement among RJH and one or more Subject Persons that (i) is for the purpose of, or relates to, the pursuit, negotiation or consummation of any transaction to acquire the Company that is negotiated, or is proposed by RJH to be negotiated, with or through the Special Committee and is subject to the execution of definitive documentation that has been approved by the Board upon the recommendation of the Special Committee (any such transaction to acquire the Company, a “Negotiated Transaction”), and (ii) does not relate to the pursuit or effectuation of (A) any (x) tender offer, (y) exchange offer or (z) transaction involving securities or assets of the Company that would constitute a Business Combination if it were with an Interested Shareholder or (B) any effort to change the composition of the Board or to solicit proxies over equity securities comprising voting power of the Company, in the case of each of the immediately preceding clause (A) and this clause (B), that is not a Negotiated Transaction, or a part of a Negotiated Transaction;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree as follows:

1.	Conditional Approval.

a.

The Company hereby represents and warrants to each of RJH and Riley, and confirms and agrees, that, subject to the terms and conditions of this Agreement, the Special Committee, pursuant to authority delegated to it by the Board under the Board Resolutions, has approved the Subject Persons’ becoming Interested Shareholders only to the extent that such Subject Persons would be deemed Interested Shareholders as a result of any Subject Arrangement among RJH and one or more Subject Persons that (i) is for the purpose of, or relates to, the pursuit, negotiation or consummation of any Negotiated Transaction and (ii) does not relate to the pursuit or effectuation of (A) any (x) tender offer, (y) exchange offer or (z) transaction involving securities or assets of the Company that would constitute a Business Combination if it were with an Interested Shareholder or (B) any effort to change the composition of the Board or to solicit proxies over equity securities comprising voting power of the Company, in the case of each of the immediately preceding clause (A) and this clause (B), that is not a Negotiated Transaction or a part of a Negotiated Transaction. It is understood that this conditional approval (1) shall not be effective in respect of any person or entity

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that would be or becomes at any time an Interested Shareholder for any reason other than as a result of any such Subject Arrangement with RJH and one or more Subject Persons, (2) shall cease to be effective with respect to periods from and after (but not prior to) the fifth business day (such fifth business day, the “Termination Date”) following both RJH’s and Riley’s receipt of written notice (in each case, in accordance with Section 8 hereof) from the Special Committee of such cessation pursuant to this Section 1.a. and referencing this Section 1.a. of this Agreement (such notice, a “Termination Notice”), and (3) does not and shall not constitute an approval of any Negotiated Transaction or Business Combination or a decision of the Special Committee, the Board or the Company to engage in a Negotiated Transaction or a Business Combination. Following the receipt of any Termination Notice and no later than the Termination Date, each of RJH and Riley shall, and shall cause the Acquiror, and their respective controlled related persons and entities (including, in the case of RJH, his spouse, all other immediate family members who live in the same household as RJH and those related persons and entities that RJH, his spouse or such immediate family members control) to, as promptly as reasonably practicable, terminate any such Subject Arrangements to which any of them is a party and all then pending proposals for Negotiated Transactions, Business Combinations or other transactions to acquire the Company made pursuant to any such Subject Arrangements. It is understood further that, (i) after the Termination Date, if any Subject Person remains, or at any time thereafter becomes, an Interested Shareholder, such Subject Person and any Business Combination pursued by such Subject Person shall be subject to the restrictions set forth in Section 912, in accordance with its terms, as though the Special Committee Resolutions had never been adopted, and (ii) at any time, if any Subject Person engages in any activity that has the effect of or results in any Business Combination with an Interested Shareholder that is not a Negotiated Transaction, then such activity by such Subject Person shall be subject to the applicable restrictions (if any) set forth in Section 912, in accordance with its terms, as though the Special Committee Resolutions had never been adopted with respect to such Subject Person.

b.

This Agreement and the Special Committee Resolutions shall constitute conditional approval of the Subject Persons and their Subject Arrangements and shall cause the restrictions on Business Combinations set forth in Section 912 to be inapplicable to the Subject Persons, to the extent such Subject Arrangements would result in such Subject Persons being deemed to be Interested Shareholders for purposes of Section 912, but this conditional approval shall be effective only from the date hereof through and including the Termination Date and only to the extent provided in Section 1.a. hereof.

c.

RJH confirms and agrees that he will supplement any written proposal in respect of a Negotiated Transaction submitted after the date hereof with a list of the names of each Subject Person that RJH reasonably expects to participate in such Negotiated Transaction, which list shall set forth, to RJH’s actual knowledge, after inquiring of each such Subject Person (it being understood that as long as

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RJH has obtained an Acknowledgement Agreement (as hereinafter defined) from such Subject Person as provided in Section 1.d hereof, RJH may rely in good faith on information (if any) provided to him by such Subject Person pursuant to such Acknowledgement Agreement or otherwise without further inquiry, obligation to confirm the accuracy or inaccuracy of such information, or responsibility or liability with respect to the accuracy or inaccuracy of such information in connection with such good faith reliance), the number of shares of Common Stock beneficially owned by each such Subject Person.

d.

RJH shall cause each Subject Person, as promptly as practicable after a Subject Person first becomes a party to any Subject Arrangement, to execute and deliver to the Company (with a copy to the Special Committee) a written agreement (an “Acknowledgment Agreement”) in which such Subject Person acknowledges that: (i) such Subject Person has reviewed and is aware of this Agreement; (ii) such Subject Person is a “Subject Person” within the meaning of this Agreement and has been conditionally approved as an Interested Shareholder only to the extent and as provided in this Agreement, (iii) if, (A) after the Termination Date, such Subject Person remains, or at any time thereafter becomes, an Interested Shareholder, such Subject Person and any Business Combination pursued by such Subject Person shall be subject to the restrictions set forth in Section 912, in accordance with its terms, as though the Special Committee Resolutions had never been adopted, and (B) at any time, such Subject Person engages in any activity that has the effect of or results in any Business Combination with an Interested Shareholder that is not a Negotiated Transaction, then such activity by such Subject Person shall be subject to the applicable restrictions (if any) set forth in Section 912, in accordance with its terms, as though the Special Committee Resolutions had never been adopted with respect to such Subject Person, and (iv) such Subject Person shall advise RJH in writing as to the number of shares of Common Stock beneficially owned by such Subject Person as of the date of such Acknowledgement Agreement. For the avoidance of doubt, RJH (A) shall not be required hereby or otherwise to cause any Subject Person to execute and deliver more than one Acknowledgement Agreement, and (B) shall have no liability for or in respect of any Subject Person’s breach or failure to perform under, or to comply with, any Acknowledgement Agreement.

     2. Rights Agreement. Unless it is in full force and effect prior to the execution and delivery of this Agreement by RJH and Riley, the Company shall execute, and shall cause the current Rights Agent (as defined in the Rights Plan) to execute, an amendment to the Rights Plan in the form attached hereto as Annex A (the “Rights Plan Amendment”) simultaneously with the execution and delivery of this Agreement by RJH and Riley (it being understood that a fully executed copy of the Rights Plan Amendment shall be delivered by the Company to RJH and Riley simultaneously with their execution and delivery hereof).

     3. Resolutions. The Company hereby represents and warrants to each of RJH and Riley that a true, accurate and complete copy of the Resolutions is attached hereto as Annex B and that such Resolutions have not been amended, modified, supplemented or rescinded in any

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respect and are in full force and effect as of, and will remain in full force and effect from and after, the execution and delivery of this Agreement by RJH and Riley through and including the Termination Date.

     4. Applicable Law. This Agreement and any dispute arising out of, relating to or in connection with this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. Any breach or threatened breach by any party hereto of this Agreement shall entitle any other party hereto to obtain specific performance and other equitable relief to prevent such breach or threatened breach without the need to post any bond or security in connection therewith.

     5. Binding Agreement. The representations, warranties, covenants and agreements contained herein shall be binding upon, and inure to the benefit of and be enforceable by the parties (and shall be for the benefit of the Subject Persons) and their respective successors and permitted assigns; provided, that any assignee or transferee of any Common Stock held by RJH or any Subject Person or any of their respective affiliates shall not be considered a beneficiary of this Agreement solely by virtue of such assignment or transfer (although such transferee shall otherwise be eligible to be a Subject Person).

     6. Assignment. This Agreement may not be assigned by any party hereto without the prior written consent of each other party hereto. Any purported assignment in violation of this Section 6 shall be null and void.

     7. Amendment; Waiver. No amendment, change, supplement, modification or waiver of this Agreement shall be effective unless it is in an instrument in writing signed on behalf of each party hereto (or in the case of a waiver signed by the party against whom such waiver is sought to be enforced). It is understood that, in the case of the Company, the Special Committee shall be the entity authorized to sign such documents on behalf of the Company.

     8. Notices. Any notice or other communication required or permitted under this Agreement to be given or delivered to any party hereto shall be given in writing, and shall be deemed to have been duly received by such party when delivered thereto (i) by reasonably documented hand delivery, (ii) by internationally or nationally recognized courier or express delivery service (in any such case, postage prepaid and return receipt or signature requested) or (iii) by reasonably documented facsimile, in the case of each of the foregoing clauses (i), (ii) and (iii) (as applicable), at such party’s address or facsimile number below (or at such other address or facsimile number as shall be furnished in writing by such party to the other parties hereto in accordance with this Section 8):

if to RJH, to:

Robert J. Higgins
Trans World Entertainment Corporation
38 Corporate Circle
Albany, NY 12203
Facsimile: (518) 869-4819

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with a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
Facsimile: (212) 728 8111
Attention: Jack H. Nusbaum, Esq.
Michael A. Schwartz, Esq.

if to Riley, to:

Riley Investment Management LLC
11100 Santa Monica Blvd., Suite 810
Los Angeles, CA 90025
Facsimile: (310) 966-1096
Attention: Bryant R. Riley

with a copy to:

Paul, Hastings, Janofsky & Walker, LLP
695 Town Center Drive
Seventeenth Floor
Costa Mesa, CA 92626
Facsimile: (212) 728 8111
Attention: Peter Tennyson, Esq.

if to the Company, to:

Special Committee of the Board of Directors of
Trans World Entertainment Corporation
c/o Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, NY 10006
Facsimile: (212) 225-3999
Attention: Ethan A. Klingsberg, Esq.

     9. No Obligation. Nothing in this Agreement shall be construed as creating any obligation on the part of any person or entity (including the Special Committee) to enter into or recommend any transaction and no person or entity shall have any obligations, except as expressly set forth herein, in connection with any such transaction, except as set forth in executed definitive documentation, which shall supersede this Agreement (unless otherwise specified in such definitive documentation). This Agreement (including the Annexes attached hereto) and the Rights Plan Amendment constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior understandings with respect to such subject matter.

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     10. Counterparts. This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart. A facsimile transmission by a party of a signed signature page hereof shall have the same effect as delivery by such party of a manually executed original counterpart hereof.

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     IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement effective as of the date first above written.

TRANS WORLD ENTERTAINMENT
CORPORATION

By:	/s/ Michael Solow
Name: Michael Solow, on behalf of the Special
Committee
Title: Director

Name: Robert J. Higgins

RILEY INVESTMENT MANAGEMENT LLC

By:
Name: Bryant R. Riley
Title: Managing Member

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement effective as of the date first above written.

TRANS WORLD ENTERTAINMENT
CORPORATION

By:
Name: Michael Solow, on behalf of the Special
Committee
Title: Director

/s/ Robert J. Higgins
Name: Robert J. Higgins

RILEY INVESTMENT MANAGEMENT LLC

By:
Name: Bryant R. Riley
Title: Managing Member

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement effective as of the date first above written.

TRANS WORLD ENTERTAINMENT
CORPORATION

By:
Name: Michael Solow, on behalf of the Special
Committee
Title: Director

Name: Robert J. Higgins

RILEY INVESTMENT MANAGEMENT LLC

By:	/s/ Bryant R. Riley
Name: Bryant R. Riley
Title: Managing Member

ANNEX A

Form of Amendment to Rights Plan

AMENDMENT NO. 1 TO RIGHTS AGREEMENT

     This AMENDMENT NO. 1 TO RIGHTS AGREEMENT (this “Amendment”), dated as of November [•], 2007, is between Trans World Entertainment Corporation, a New York corporation (the “Company”), and Mellon Investor Services LLC, a New Jersey limited liability company as successor in interest to ChaseMellon Shareholder Services, L.L.C. (the “Rights Agent”) and amends the Rights Agreement (the “Rights Agreement”), dated as of August 11, 2000, between the Company and the Rights Agent. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Rights Agreement.

W I T N E S S E T H:

      WHEREAS, Robert J. Higgins (“RJH”) has submitted a proposal letter dated November 7, 2007 in which he has proposed a Transaction under which the Company would be acquired by an acquisition vehicle that would be both (i) formed by RJH and/or one or more potential co-investors of RJH, including one or more shareholders of the Company and (ii) would be controlled and/or beneficially owned by RJH (such acquisition vehicle, the “Acquiror”);

      WHEREAS, RJH has requested that, prior to proceeding further with any other potential co-investor with respect to certain transactions to acquire the Company, that the Board clarify the application of the Rights Agreement to such transactions;

      WHEREAS, pursuant to Section 26 of the Rights Agreement, prior to the earlier of the Distribution Date or the Shares Acquisition Date, the Company may from time to time supplement or amend the Rights Agreement without the approval of any holders of Rights Certificates and the Rights Agent shall, upon receipt of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of such Section 26, execute such supplement or amendment;

      WHEREAS, no Distribution Date or Shares Acquisition Date has occurred and the Company certifies to the Rights Agent that this Amendment is in compliance with the terms of Section 26 of the Rights Agreement;

      WHEREAS, pursuant to resolutions duly adopted on November 19, 2007 by a Special Committee (the “Special Committee”) of the Board of Directors of the Company (the “Board”) pursuant to authority delegated by the Board in resolutions adopted by the Board on May 14, 2007, the Special Committee has determined that an amendment to clarify certain provisions of the Rights Agreement as set forth herein is desirable, appropriate, advisable and in the best interests of the Company and the shareholders of the Company, and the Company and the Rights Agent desire to evidence such amendment in writing;

      WHEREAS, all other acts and things necessary to make this Amendment a valid agreement, enforceable according to its terms, have been done and performed, and the execution and delivery of this Amendment by the Company and the Rights Agent have been in all respects duly authorized by the Company and the Rights Agent;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.      Amendment to Definition of Acquiring Person. The definition of “Acquiring Person” in Section 1(a) of the Rights Agreement is hereby amended and supplemented by adding the following at the end thereof:

“If any Higgins Stockholder and any other person or entity that Robert J. Higgins deems appropriate (any such person or entity, a “Subject Person”) enters into any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of or otherwise acting in concert with respect to any shares of Voting Stock (any such agreement, arrangement or understanding, a “Subject Arrangement”), and such Subject Arrangement (i) is for the purpose of, or relates to, the pursuit, negotiation or consummation of any transaction to acquire the Company that (A) is negotiated, or is proposed by Robert J. Higgins to be negotiated, with or through the Special Committee (the “Special Committee”) of the Board of Directors of the Company that is referenced in resolutions adopted by such Board of Directors on May 14, 2007, and (B) is subject to the execution of definitive documentation that has been approved by the Board of Directors of the Company upon the recommendation of the Special Committee (any such transaction to acquire the Company as described in this clause (i), a “Negotiated Transaction”), and (ii) does not relate to the pursuit or effectuation of (A) any (x) tender offer, (y) exchange offer or (z) transaction involving securities or assets of the Company that would constitute a “business combination” if it were with an “interested shareholder” (as such terms are defined in Section 912 of the New York Business Corporation Law) or (B) any effort to change the composition of the Board of Directors of the Company or to solicit proxies over Voting Stock, in the case of each of the immediately preceding clause (A) and this clause (B), that is not a Negotiated Transaction or a part of a Negotiated Transaction, then, for the purposes of determining whether any Subject Person is an Acquiring Person, such Subject Person shall not be deemed to be the Beneficial Owner of any shares of Voting Stock Beneficially Owned by any Higgins Stockholder or any other Subject Person, in each case, solely as a result of any such Subject Arrangement.”

     2.      Miscellaneous. This Amendment shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in the Rights Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Amendment would adversely affect the purpose or effect of the Rights Agreement or this Amendment, the right of redemption set forth in Section 22 of the Rights Agreement shall be reinstated and shall not expire until the close of business on the tenth day following the date of such determination by the Board. Except to the extent amended by this Amendment, the remainder of the Rights Agreement shall continue in full force and effect. The Rights Agent and the Company hereby waive any notice requirement under the Rights Agreement pertaining to the matters covered by this Amendment. This Amendment shall cease to be effective with respect to periods after the Termination Date (as defined in that certain Consent and Agreement, dated as of the date hereof, by and among RJH, Riley Investment Management LLC and the Company (as such Consent and Agreement may be amended from time to time)), and the Rights Agreement shall thereafter continue in full force and effect as though this Amendment had never been adopted.

[remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first written above.

[SEAL]
TRANS WORLD ENTERTAINMENT
CORPORATION
Attest

By:	By:
Name:	Name: Michael Solow, on behalf of the
Title:	Special Committee
Title: Director
[SEAL]
MELLON INVESTOR SERVICES LLC, as
Rights Agent
Attest

By:	By:
Name:	Name:
Title:	Title:

ANNEX B

Resolutions

ADOPTED BY THE SPECIAL COMMITTEE OF TRANS WORLD ENTERTAINMENT
CORPORATION ON NOVEMBER 19, 2007

RESOLUTIONS
OF THE
SPECIAL COMMITTEE OF
TRANS WORLD ENTERTAINMENT CORPORATION

      The Special Committee (the “Special Committee”) of the Board of Directors of the Company (the “Board”), of Trans World Entertainment Corporation, a New York corporation (the “Company”), acting pursuant to delegated authority from the Board in resolutions adopted by the Board on May 14, 2007, does hereby approve and adopt the following resolutions in accordance with the Certificate of Incorporation and By-laws of the Company and the New York Business Corporation Law (the “NYBCL”):

      WHEREAS, as of the date hereof, Robert J. Higgins, (“RJH”) beneficially owns approximately 40% of the issued and outstanding shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), excluding options issued by the Company to RJH in his capacity as an officer or director of the Company;

     WHEREAS, Riley Investment Management LLC (“Riley”) filed a Schedule 13D on November 9, 2007 with the Securities and Exchange Commission that the Company is relying upon as a currently accurate portrayal, subject to the qualifications and statements set forth therein, of the beneficial ownership of Common Stock by Riley and his related persons and entities;

      WHEREAS, RJH has submitted a proposal letter dated November 7, 2007 in which he has proposed a transaction under which the Company would be acquired by an acquisition vehicle that would be both (i) formed by RJH and/or one or more potential co-investors of RJH, including one or more shareholders of the Company and (ii) would be controlled and/or beneficially owned by RJH (such acquisition vehicle, the “Acquiror”);

      WHEREAS, Section 912 of the New York Business Corporation Law (“Section 912”) contains restrictions on any business combination (as such term is defined therein, hereinafter referenced as a “Business Combination”) with any interested shareholder (as such term is defined therein, hereinafter referenced as an “Interested Shareholder”);

      WHEREAS, based upon information provided by RJH and the Company, RJH is not subject to the restrictions on Business Combinations applicable to Interested Shareholders under Section 912;

      WHEREAS, in the event that RJH enters into an agreement, arrangement or understanding (whether or not in writing) with any other person or entity that RJH deems appropriate (any such person or entity, a “Subject Person”) for the purpose of acquiring, holding, voting or disposing of, or acting in concert with respect to, securities of the Company (any such agreement, arrangement or understanding, a “Subject Arrangement”), the securities of the Company that are beneficially owned by RJH or any other Subject Person party to such Subject Arrangement might be deemed to be beneficially owned by such Subject Person and such Subject Person might be deemed to be an Interested Shareholder under Section 912 or an “Acquiring Person” under the Rights Plan (as defined below);

      WHEREAS, RJH has requested that, prior to proceeding further with Riley or with any other potential co-investor with respect to a transaction to acquire the Company, (i) the Board approve any and all Subject Persons’ becoming Interested Shareholders and (ii) clarify the application of the Rights Agreement, dated as of August 11, 2000 (as amended and in effect as of the date hereof, the “Rights Plan”), between the Company and ChaseMellon Shareholder Services, L.L.C. in connection with any transaction to acquire the Company proposed or consummated by or with one or more Subject Persons and RJH;

      WHEREAS, in order to facilitate further discussions between the Company, RJH and Subject Persons, the Special Committee has determined, that it is desirable, appropriate, advisable and in the best interests of the Company and its shareholders to grant a conditional approval to the Subject Persons becoming Interested Shareholders on the terms and subject to the conditions set forth below and in the Consent and Agreement (as hereinafter defined) to enter into the Consent and Agreement, in substantially the form presented to the Board and attached hereto as Annex A (the “Consent and Agreement”), and to enter into the Amendment to the Rights Agreement, in substantially the form presented to the Board and attached hereto as Annex B (the “Rights Amendment”);

      NOW, THEREFORE, BE IT, RESOLVED: that the Subject Persons are hereby approved becoming Interested Shareholders only to the extent that such Subject Persons would be deemed Interested Shareholders as a result of any Subject Arrangement among RJH and one or more Subject Persons that (i) is for the purpose of, or relates to, the pursuit, negotiation or consummation of any transaction to acquire the Company that is negotiated, or is proposed by RJH to be negotiated, with or through the Special Committee and is subject to the execution of definitive documentation that has been approved by the Board upon the recommendation of the Special Committee (any such transaction to acquire the Company, a “Negotiated Transaction”) and (ii) does not relate to the pursuit or effectuation of (A) any (x) tender offer, (y) exchange offer or (z) transaction involving securities or assets of the Company that would constitute a Business Combination if it were with an Interested Shareholder or (B) any effort to change the composition of the Board or to solicit proxies over equity securities comprising voting power of the Company, in the case of each of the immediately preceding clause (A) and this clause (B), that is not a Negotiated Transaction or a part of a Negotiated Transaction; and further

      RESOLVED, that this conditional approval (1) shall not be effective in respect of any person or entity that would be or becomes at any time an Interested Shareholder for any reason other than as a result of any such Subject Arrangement with RJH and one or more Subject Persons, (2) shall cease to be effective with respect to periods from and after (but not prior to) the fifth business day (such fifth business day, the “Termination Date”) following both RJH’s and Riley’s receipt of written notice (in each case, in accordance with Section 8 of the Consent and Agreement) from the Special Committee of such cessation pursuant to Section 1.a. thereof and referencing Section 1.a. of the Consent and Agreement (such notice, a “Termination Notice”), and (3) does not and shall not constitute an approval of any Negotiated Transaction or Business Combination or a decision of the Special Committee, the Board or the Company to engage in a Negotiated Transaction or a Business Combination.

      RESOLVED, that the form, terms and provisions of the Consent and Agreement, in substantially the form presented to the Special Committee and attached hereto as Annex A, and the performance by the Company of its obligations thereunder, is authorized and approved in all respects and that each member of the Special Committee is, and each of them individually is, authorized and empowered to execute and deliver, in the name of and on behalf of the Company, the Consent and Agreement with such changes therein and such additions, modifications and amendments thereto as such member of the Special Committee executing and delivering the same shall approve, such approval to be evidenced conclusively by the execution and delivery thereof; and further

      RESOLVED, that the form, terms and provisions of the Rights Amendment, in substantially the form presented to the Special Committee and attached hereto as Annex B, and the performance by the Company of its obligations thereunder, is authorized and approved in all respects and that each member of the Special Committee is, and each of them individually is, authorized and empowered to execute and deliver, in the name of and on behalf of the Company, the Rights Amendment with such changes therein and such additions, modifications and amendments thereto as such member of the Special Committee executing and delivering the same shall approve, such approval to be evidenced conclusively by the execution and delivery thereof; and further

      RESOLVED, that the form, terms and provisions of the engagement letter between Cleary Gottlieb Steen & Hamilton LLP (“Cleary”) and the Capstone Advisory Group, LLC (“Capstone”), in substantially the form presented to the Special Committee and attached hereto as Annex C, and the performance by the Company of its obligations thereunder, is authorized and approved in all respects and that Cleary is authorized to engage Capstone provide consulting services in connection with Cleary’s representation of the Special Committee and each member of the Special Committee is, and each of them individually is, authorized and empowered to execute and deliver, in the name of and on behalf of the Company, the Company Acceptance set forth in such engagement letter.

      RESOLVED, that each member of the Special Committee be, and each of them individually hereby is, authorized and empowered in the name and on behalf of the Company, to take any and all such further actions and to execute all instruments deemed by them to be necessary or desirable in carrying out and effectuating the foregoing resolutions and the performance of such acts by any of them shall be conclusive evidence of their approval thereof and the authority therefore by and from the Company.

ADOPTED BY THE BOARD OF DIRECTORS OF TRANS WORLD ENTERTAINMENT
CORPORATION ON MAY 14, 2007

RESOLUTIONS
OF THE
BOARD OF DIRECTORS OF
TRANS WORLD ENTERTAINMENT CORPORATION

     WHEREAS, the Corporation would like to explore a potential strategic transaction; and

     WHEREAS, the Board believes it is in the best interest of the Corporation to form and authorize a Special Committee of disinterested directors with full power and authority to act on behalf of the Corporation related to any such transaction to the extent permitted by applicable law and the organizational documents of the Corporation.

     NOW, THEREFORE, BE IT:

     RESOLVED (1): That pursuant to NYBCL Section 712 and the Corporation’s organizational documents, the Board of Directors hereby delegates to a special committee of this Board of Directors (the “Special Committee”), consisting of directors Martin Hanaka, Isaac Kaufman and Michael Solow (it being acknowledged that in the event that one or more members of such Special Committee shall resign, the Special Committee shall consist of the remaining members), the exclusive power and authority of this Board of Directors to authorize, ratify and approve any and all lawful action that may be taken by this Board of Directors relating to soliciting, receiving, evaluating, negotiating and otherwise responding to one or more proposals which may be received from time to time that would involve a transaction to acquire the Corporation, any subsidiary or material portion of the assets of the Corporation, or 15% or more of the equity of the Corporation or any subsidiary of the Corporation or that would involve a material transaction between the Corporation and Robert J. Higgins or any entity or person affiliated or with material arrangements with Robert J. Higgins (each, a “Proposed Transaction”), it being acknowledged that the authority of the Special Committee shall include the power and authority to reject any offer or Proposed Transaction and to take any lawful action in response to any offer or Proposed Transaction that it shall determine is not in the best interests of the Corporation, its stockholders or any other constituency permitted to be taken into account by applicable law and that the Special Committee shall the power and authority to determine, in its sole discretion whether or not to solicit or pursue a Proposed Transaction and, if it so determines to solicit or pursue any Proposed Transaction, what steps to take.

     RESOLVED (2): That, to the extent applicable law (in particular, NYBCL 712) or the Corporation’s organizational documents (in particular Section 2.6 of the Bylaws) limit the ability of the Special Committee to take actions on behalf of the Board of Directors, the Special Committee shall have the power and authority to call a meeting of the Board of Directors to consider taking such actions and, in connection with such consideration, to take into account the recommendation and reports of the Special Committee and its advisors;

     RESOLVED (3): That, to the extent that any antitakeover provision or other restriction of any kind, arising under applicable law or the organizational documents of the Corporation or any subsidiary of the Corporation, including NYBCL Section 912 and the Shareholders Rights Plan of the Corporation, applies to any matters, proceedings or activities relating to a Proposed Transaction, the Board of Directors hereby delegates exclusive authority to exercise such power and authority as the Board of Directors would otherwise exercise thereunder; and all such other power and authority that may otherwise be exercised by the Board of Directors is delegated to the Special Committee and it may determine any necessary or advisable actions to carry out and fulfill its duties and responsibilities with respect to any action.

     RESOLVED (4): That the Special Committee is hereby authorized and empowered to retain, at the Corporation’s expense, such financial and legal advisors, as well as such other consultants or experts as the Special Committee determines are necessary or appropriate to assist and advise it in performing its responsibilities and duties as delegated by the Board of Directors; to request that such advisors, consultants and experts perform such services and render such opinions as may be necessary or appropriate for the Special Committee to discharge its duties; and to agree and bind the Corporation to such fee arrangements with the advisors, consultants and experts as the Special Committee determines to be appropriate.

     RESOLVED (5): That the officers and employees of the Corporation, its subsidiaries and affiliates are hereby directed (1) to provide to the Special Committee, each member thereof, and any of their advisors, agents, counsel and designees, such information and materials, including, without limitation, the books, records, projections and financial statements of the Corporation, its subsidiaries and affiliates and any documents, reports or studies as may be useful or helpful in the discharge of the Special Committee’s duties or as may be determined by the Special Committee, or any member thereof, to be appropriate or advisable in connection with the discharge of the duties of the Special Committee and each of its members and (2) to take such other and further action as any other member of the Special Committee shall direct in connection with a Proposed Transaction, including issuing press releases, preparing and making filings with and submissions to and furnishing documents to self-regulatory, regulatory and governmental entities, providing and facilitating due diligence access to prospective counterparties and their advisors (including compiling a data room, preparing information memoranda, financial projections, disclosure schedules and management presentations, participating in such presentations), complying with all restrictions on communications with third parties and their advisors and other protocols for the process associated with proceeding toward a Proposed Transaction as specified by the Special Committee, making payments to advisors in the amounts as and when specified by the Special Committee, and signing certifications and making representations and warranties in their capacities as officers and employees.

     RESOLVED (6): That the Special Committee shall have the exclusive power and authority, on behalf of the Corporation, to take any and all actions in connection with any litigation, investigation or other proceeding brought or threatened to be brought by, against or relating to the Corporation in connection with or relating to any Proposed Transaction, including any and all actions relating to the settlement or compromise of such litigation, investigation or other proceeding; RESOLVED (7): That the Special Committee and each member thereof are hereby specifically authorized, empowered and directed, for and on behalf of the Corporation, its subsidiaries and affiliates to take any and all actions to negotiate for and enter into agreements and amendments to agreements, to perform all such acts and things to execute, file, deliver or record in the name and on behalf of the Corporation, its subsidiaries and affiliates under its corporate seal if desired all such certificates, notices, instruments, agreements or other documents, and to take such other actions and to make all such payments as the Special Committee may deem necessary, advisable or appropriate in connection with a Proposed Transaction or in order to carry out the purpose and intent of, or consummate the transactions contemplated by the foregoing resolutions and/or any of transactions contemplated therein or thereby, the authorization therefor to be conclusively evidenced by the taking of such action or the execution and delivery of such certificates, instruments, agreements or documents.

     RESOLVED (8): That each member of the Special Committee shall be indemnified, and have expenses advanced, by the Corporation to the fullest extent permitted by applicable law and the organizational documents of the Corporation in connection with actions or omissions in connection with such member’s service on the Special Committee.

     RESOLVED (9): That each member of the Special Committee shall be compensated $80,000 for its initial 12 months of service from the date hereof on the Special Committee; RESOLVED (10): That all actions taken by each member of the Special Committee before the date hereof in connection with such role are hereby ratified and deemed to have been fully authorized.